Exhibit 10.1

MUTUAL RESCISSION AGREEMENT AND GENERAL RELEASE

This Mutual Rescission Agreement and General Release (“Rescission Agreement”) is entered into as of January 31, 2014 (the “Effective Date”) by and among Apple Green Holding, Inc., formerly known as Blue Sun Media, Inc., a Nevada corporation (“AGH NV”), Apple Green International Limited, a corporation incorporated under the laws of Republic of Seychelles (“AGI”) and Apple Green Venture SND. BHD, a company incorporated under the laws of Malaysia and the former sole shareholder of AGI (“Shareholder”). The parties to this Rescission Agreement are sometimes individually referred to herein as a “Party” or collectively, as the “Parties.”

RECITALS

WHEREAS, On January 10, 2014, AGH NV, AGI and Shareholder executed a Securities Exchange Agreement (“Share Exchange Agreement”) whereby AGH NV acquired 100% of the outstanding equity interests of AGI (the “AGI Shares”) in consideration of the issuance of 389,800,000 shares of common stock of AGH NV (the “NV Shares”) to the Shareholder (the Share Exchange Agreement, the acquisition of the AGI Shares and the issuance of NV Shares is collectively the “Transaction”);

WHEREAS, the Parties determined to rescind the Transaction on January 31, 2014 and return the NV Shares to AGH NV and the AGI Shares to the former Shareholder of AGI, as if the Transaction never occurred (the “Rescission”) as a result of disagreements with respect to the number of shares outstanding in AGH NV and other matters concerning the Share Exchange Agreement;

WHEREAS, the Parties desire to settle and resolve all potential claims, legal actions, judgments, disputes, claims, causes of action, and appeals against each other, known or unknown concerning the Share Exchange Agreement, by entering into this Rescission Agreement; and

WHEREAS, the Parties desire that this Rescission Agreement lawfully: (i) rescind the various business relationships between the Parties created by the Share Exchange Agreement; (ii) rescind all agreements presently linking the Parties together as of the Effective Date; (iii) provide for an orderly and amicable separation of the Parties; and (iv) compromise and settle all disputes, if any, between the Parties.

RESCISSION AGREEMENT

NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants and representations contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.     Recitals. The foregoing recitals are true and correct in all material respects and are hereby incorporated herein as a material part of this Agreement.

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2.     Rescission of Transaction. The Parties hereby rescind all agreements entered into in connection with the Share Exchange Agreement. This rescission and termination includes, but is not limited to, the following agreements and related documents (collectively the “Transaction Documents”):

2.1   The Share Exchange Agreement;

2.2   Any other agreements in connection with the Transaction among the Parties.

3.     Effectuation of the Rescission. The Rescission is effectuated through the following:

3.1   Exchange of AGH NV Shares. All AGH NV Shares owned by the Shareholder which are issued and outstanding immediately prior to the Effective Date shall be cancelled at the Effective Date pursuant to this Rescission Agreement. All certificates of AGH NV Shares delivered to the Shareholder shall be surrendered to AGH NV and cancelled. If no share certificate was delivered, the AGH NV Shares owned by the Shareholder shall be cancelled on the books of AGH NV as if never issued. As of the Effective Date, the Shareholder shall have no ownership interest whatsoever in the AGH NV Shares or any equity interests of AGH NV.

3.2   Exchange of AGI Shares. All AGI Shares owned or controlled by AGH NV which are issued and outstanding immediately prior to the Effective Date shall be delivered to the Shareholder pursuant to this Rescission Agreement. As of the Effective Date, AGH NV shall have no ownership interest whatsoever in the AGI Shares or any equity interests of AGI.

3.3   Closing. The closing of this transaction (the “Closing”) shall take place at a place and time mutually determined by the parties hereto, subject to compliance or waiver of the terms, conditions and contingencies contained in this Agreement and all required documents have been delivered. Each of the parties will take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Rescission as promptly.

4.    Shareholder and AGI Release. Each of the AGI Parties, including the Shareholder, (as defined below) and their respective affiliates, subsidiaries, officers, directors, attorneys, agents, employees, successors, or assigns, as applicable do hereby globally, immediately and forever release, remise, acquit, satisfy and discharge AGH NV, and any and all of its affiliates, subsidiaries, officers, directors, attorneys, agents, employees, successors, or assigns, as applicable (the “AGH NV Parties”), from any and all manner of claims, benefits, rights, sums of money, causes of action, suits, debts, obligations, losses, expenses, liabilities, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, damages, judgments, executions, claims and demands whatsoever, in law or in equity, of whatever nature or kind, known or unknown, which the Shareholder or AGI ever had, now have, or may have, against AGH NV Parties for, upon or by reason of the Transaction or the Transaction Documents, with the exception of the rights and obligations of the Parties under this Agreement.

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5.     AGH NV Release. The AGH NV Parties and their respective affiliates, subsidiaries, officers, directors, attorneys, agents, employees, successors, or assigns, as applicable, do hereby globally, immediately and forever release, remise, acquit, satisfy and discharge the Shareholder and the AGI and any and all of their respective affiliates, subsidiaries, officers, directors, attorneys, agents, employees, personal representatives, successors, or assigns, as applicable (collectively the “AGI Parties”), from any and all manner of claims, benefits, rights, sums of money, causes of action, suits, debts, obligations, losses, expenses, liabilities, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, damages, judgments, executions, claims and demands whatsoever, in law or in equity, of whatever nature or kind, known or unknown, which the AGH NV Parties ever had, now have, or may have, against the AGI Parties for, upon or by reason of the Transaction or the Transaction Documents, with the exception of the rights and obligations of the Parties under this Agreement.

6.    No Obligations. Each Party hereto hereby acknowledges and agrees, subject to the provisions of this Agreement, that effective at and as of the Effective Date, neither of the parties hereto shall have any further obligation to each other pursuant to or arising directly or indirectly from the Transaction Documents or from any other agreement and understanding whether written or oral relating to the subject matter thereof.

7.    Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable therein.

8.    Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions hereof, and each provision is hereby declared to be separate, severable and distinct.

9.    Counterparts. This Agreement may be executed in any number of counterparts (by original or facsimile signature) and all such counterparts taken together will be deemed to constitute one and the same instrument.

10.   Effect of Agreement. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and heirs, executors and administrators, as applicable.

11.   Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as herein provided.

[Signature Page to Follow]

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IN WITNESS WHEREOF the parties hereto have duly executed this agreement under seal as of the day and year first written above.

APPLE GREEN HOLDING, INC.

/s/Vincent Loy Ghee Yaw
Name: Vincent Loy Ghee Yaw
Title: Chief Executive Officer

APPLE GREEN INTERNATIONAL LIMITED

/s/Sin Sook Chen
Name: Sin Sook Chen
Title: Director

APPLE GREEN VENTURE SDN. BHD.

/s/Vincent Loy Ghee Yaw
Name: Vincent Loy Ghee Yaw
Title: Director